THE PORTFOLIOS

                               PSE TECH 100 INDEX

                                  S&P 100 PLUS

                               DIVIDEND ACHIEVERS

                                 MANAGED GROWTH

                                  SELECT VALUE

                                   GOVERNMENT

                                   TAX-EXEMPT


                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 APRIL 30, 2000

                         (PRINCIPAL PRESERVATION LOGO)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2000

                                                                   June 27, 2000

Dear Shareholder:

  During the six months ending April 30, 2000, we continued our tremendous growth in assets as we went from $831,373,300 on October 31, 1999 to
$1,263,336,700 on April 30, 2000.   Our PSE Tech 100 Index Portfolio, by
mirroring the Pacific Exchange index, continues to outperform the other technology benchmarks as we believed it would. Our participation in the technology market has been better on the upside while providing protection on the downside, through this diversified approach to a volatile market segment. Recently, articles have been written discussing the benefits of the price-weighted PSE Index vs. the more concentrated Nasdaq 100 and the widely accepted technology laden Nasdaq composite indices. We continue to see growing interest as well as substantial inflows into this fund.

  At the end of this month, we say goodbye to a friend and someone who has been with our fund family since 1984. Thomas Sancomb, Fixed Income Portfolio Manager, retires on June 30, 2000. Craig Vanucci, Senior Vice President for Ziegler Asset Management, will be taking over the reigns as Manager for the Tax-Exempt Portfolio. Brian Andrew, Chief Investment Officer for Ziegler Asset Management, will assume the Portfolio Manager duties for the Government Portfolio. Each of the individuals are Chartered Financial Analysts (CFA) and have been in the investment industry specializing in fixed income investments for over ten years. Both of these individuals have the ability, drive and expertise to ensure that our fixed income portfolios will continue to perform for our shareholders.

  On the following pages, we discuss in further detail, the investment performances for each portfolio and look forward to your continued trust with us.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

This report contains information for existing shareholders of Principal Preservation. It does not constitute an offer to sell. If an investor wishes to receive more information about the portfolios, the investor should obtain a prospectus, which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

TAX-EXEMPT PORTFOLIO

  For the six months that ended April 30, 2000, the Tax-Exempt Portfolio returned 2.24%, compared to the Lehman 20-year Municipal Bond Index which returned 3.73%.

  In mid-January, the U.S. Treasury market started a rally and yield-curve inversion (short term rates higher than longer term rates) precipitated by the Treasury department's new policy of repurchasing longer-term, higher coupon bonds. The municipal bond market lagged in January and February but then staged its own rally and outperformed Treasuries in March. This marked the beginning of a rebound from 1999 -- the worst bond market in 30 years.

  Municipal new-issues outperformed the secondary market in municipals. The 20 to 25 basis point spread between primary and secondary 20-year bonds in January and February eliminated the opportunity to economically swap securities -- a condition that persisted until the end of March.

  The fund, and the municipal bond market in general, was hampered by investors turning away from the lackluster performance of bonds to capture some of the high-flying performance potential in stocks.

  Changes to the Portfolio included a swap of a Louisiana bond for one in Massachusetts -- an increase in yield as well as a move to a much better trading state, and the sale of a Michigan bond for one in Virginia -- again a richer trading state and another pickup in yield.

  Looking ahead, we are very positive. Signs are that the Fed is just about finished with its rate hikes, as economic indicators seem to point toward a slowing of the economy. The perception now is that the Fed won't have to raise rates much in the future -- perhaps not at all. If that's the case, we believe the stock and bond markets will heave a sigh of relief and we could see a rally begin.

GOVERNMENT PORTFOLIO

  For the six months that ended April 30, 2000, the Government Portfolio returned 0.81% compared to its benchmark, the Lehman Intermediate Government Index, which returned 1.35%.

  Over the last three months we adjusted the Government Portfolio to better reflect the aggregate Treasury market. Earlier in 2000 we sold the mortgage-backed security positions (GNMAs) due to considerable tightening in mortgage spreads. Proceeds of these sales were reinvested in Treasuries.

  Significantly affecting the fund's performance was the Fed's tight monetary policy over the last nine months. The Fed continued to believe that the economy's growth rate was unsustainable without creating an inflationary environment. As of this writing, the most recent interest rate hike of one-half of one percent occurred in May.

  Interest rates rose by 50 to 75 basis points during the last six months.
Rates on the short-maturity end of the yield curve rose the most as the Federal Reserve moved several times to raise the Fed Funds rate. Six-month Treasury Bills rose from 5.31% to 6.14% during the six months ending April 30, 2000. Five-year Treasuries rose by 0.62% while the ten-year was up nearly 25 basis points at 0.23%. As evidenced by the declining increases in interest rates, the yield curve inverted (short-term interest rates higher than longer-term rates) during the first quarter of 2000. As of the end of April the two-year yield was 6.72% while the thirty-year yield was 5.99%. An inversion of the yield curve is generally viewed as a strong indication that a bear market for bonds is nearing an end.

  The Government Portfolio took advantage of the first quarter's higher rates by purchasing bonds with maturities between 10 and 30 years, lengthening the fund's average maturity by two years. Subsequently, rates in this part of the curve fell dramatically as the Treasury department announced a buyback of debt. With the Federal government running a budget surplus, the Treasury decided to reduce the amount of outstanding debt by repurchasing longer-term securities. As a result, market participants, afraid of a shortage of long-term Treasuries, bid up prices as they bought up the remaining outstanding long maturities.

  In the future we will actively manage the portfolio to take advantage of the changing shape of the yield curve. The high credit quality of a full faith and credit portfolio will, however, not be diminished.

S&P 100 PLUS PORTFOLIO

  For the six months that ended April 30, 2000, the S&P 100 Plus Portfolio returned 9.97%, topping the 9.55% return of the Standard & Poor's 100 Index.

  The domestic equity markets, especially the large market-capitalization sector, demonstrated strong performance in both the fourth quarter of 1999 and the first quarter of 2000. These larger companies continued to execute their business plans superbly, resulting in accelerated revenue and profit growth as evidenced by robust April earnings reports.

  During the first six months of the fiscal year, an over/under-weighting strategy added approximately 75 basis points to the portfolio's return. Over weightings in Cisco Systems, Oracle Corp, and Nortel Networks added value as did reduced positions in Bristol-Myers Squibb, Coca-Cola and McDonald's.

  Assessing macroeconomic conditions, as of the end of April the domestic economy appears to be accelerating at levels higher than the Federal Reserve's preferred target. Fueled by robust consumer spending on automobiles, clothing, computers and housing, recent statistical data appears to affirm the economy's ongoing strength. In addition, subtle, but thus far inconclusive, hints of accelerating inflation are emerging. Outside of the housing, energy, tobacco and healthcare sectors, pricing pressures remain relatively benign. The Federal Reserve decided to take pre-emptive action against any potential onset of inflation by imposing a series of interest rate hikes. We believe that some increases were warranted to diffuse the runaway strength of the domestic economy. But we are concerned that the Fed may become too restrictive and curtail the economy's true level of sustainable growth.

  Although the U.S. economy continues its longest economic expansion on record, many on Wall Street believe we are beginning to see a reversal of fortune. Volatility levels, especially in the technology sector, are significantly higher. In April, many of the highflying, speculative stocks within the Internet sector experienced gut-wrenching pullbacks from extreme valuations. This upheaval mirrors other periods of volatility the past few years. During these market swings, many pundits strongly recommended that investors move to cash to avoid a significant, imminent market correction. In retrospect, investors who stayed the course with exposure to domestic large-cap stocks during market turmoil were rewarded. In fact, trying to time the stock market continues to be one of the toughest gambles around.

  Long-term investing, with a core position in the S&P 100 Plus Portfolio, appears to be a solid strategy in times of turbulence.

DIVIDEND ACHIEVERS PORTFOLIO

  For the six months ended April 30, 2000, the Dividend Achievers Portfolio returned 10.28% exceeding the 7.19% return for the S&P 500 Index.

  Jay Ferrara assumed lead management responsibility for the fund on October 1, 1999 and in the fourth quarter enacted several position changes designed to enhance the portfolio's growth characteristics. While the core strategy of Dividend Achievers remains unchanged, the manager shifted to sector-neutral weightings as compared to the SPX Index while focusing on stock selection to provide added value. Technology positions like Nokia, Linear Technology, Texas Instruments and Hewlett-Packard performed well during the period, as did other diversified holdings such as Cardinal Health, Johnson & Johnson and McGraw-Hill.

  Throughout the first few months of 2000, inflation fears contributed to increased volatility within the domestic equity markets. Although first quarter earnings reports were extremely positive for the vast majority of large-cap companies, in April investors interpreted assorted economic data as negative. Inventories, PPI, CPI and Employment Cost Index information all pointed to a stronger economy than Federal Reserve Chairman Alan Greenspan deemed acceptable. As a result, the Fed continued to raise interest rates hoping to pre-empt any extensive resurgence in inflation -- a resurgence that might derail the economy's overall positive characteristics.

  Looking ahead, the heightened volatility should continue for the remainder of the fiscal year. Even so, until actual examples of inflation are evident, whether through wages or prices, the competitive position of successful large-cap companies should enable them to overcome any gyrations.

  A theme for the rest of 2000 and beyond may well be that, "the strong will get stronger." When looking at management talent, financial infrastructure, internal R&D capabilities, competitive products and the ability to use equity currency in executing deals, large companies compare very favorably. Indeed, part of the recent out-performance of large-caps over the past three-to-five years versus small and mid-caps is that these companies have continued to grow as fast, if not faster, than their smaller brethren. Historically, to find outsized growth potential in the equity markets investors had to matriculate to the small and mid-cap area. Today, many large telecommunications, biotechnology and technology companies are among the fastest revenue and earnings growers. Recognizing this, investors should continue to be rewarded by investing in these companies.

SELECT VALUE PORTFOLIO

  For the six-months ended April 30, 2000, the Select Value Portfolio returned 19.30%, exceeding the 8.20% return of the Russell 2000 Value Index.

  On March 1, 2000, Leon Dodge, CFA and Vice President of Ziegler Asset Management, Inc., was named manager of the fund.

  With its small cap emphasis, the Portfolio benefited from the relative out-performance of small cap stocks versus large cap issues. The small cap Russell 2000 Index, for example, returned 18.86% for the period compared to 7.19% for the S&P 500 Stock Index.

  Strong earnings growth coupled with higher interest rates resulted in extreme market volatility in recent months. The Federal Reserve Board responded to fears of increased inflation and robust growth in the domestic economy by repeatedly increasing interest rates over the past nine months. Higher interest rates, however, have yet to dampen the solid growth in corporate profits. In fact, reported earnings per share have consistently exceeded analysts' expectations in recent quarters.

  Value-oriented strategies generated strong relative performance during March and April. Uncertainty, created by the Federal Reserve Board's tighter monetary policy, prompted investors to increase the value exposure in their equity portfolios. The fund benefited from this portfolio realignment as value-based strategies outperformed more growth-oriented strategies during the latter part of the quarter.

  The portfolio's energy and technology holdings were largely responsible for the fund's superior relative performance the first six months. The energy sector benefited from much higher oil prices, increasing activity in oil exploration. The technology sector is benefiting from customers' continued strong demand for products to increase productivity.

  The Select Value Portfolio continues its focus on undervalued securities.
The portfolio's price/earnings ratio was 17.1 at the end of April, a substantial discount to the 28.5 price/earnings ratio of the Standard and Poor's 500 Index. The current valuation level of small cap issues remains attractive relative to the valuation of the overall market.

PSE TECH 100 INDEX PORTFOLIO

  For the six months ended April 30, 2000, the return for the PSE Tech 100 Index Portfolio was 62.28%, compared to the PSE Tech Index return of 63.84%.

  During the period, the technology sector turned in a stellar performance, gaining momentum during the fourth quarter of 1999, and continuing to surge during the first few months of 2000. Clearly, we are experiencing a period of monumental transition as technology redefines -- both in terms of productivity and communication -- many of our tools and processes. Today's technological revolution is often compared to prior periods of rapid change and advancement -- particularly the agricultural and industrial revolutions. We believe that we are still in the early stages of the current transition and that technology's full societal impact will be unclear for many years.

  At the time of this writing, investors appear to be growing somewhat more cautious about the future. Specifically, valuation levels and the associated profit levels of some high-flying Internet companies are coming under the microscope. From a microeconomic basis, top-tier technology companies continue to generate impressive growth in both sales and earnings.

  We believe the technology sector's ability to sustain elevated growth levels is superior to that of any other economic sector. Although some sub-sectors and companies within the sector have indeed risen to unsustainable levels of valuation, the components of the PSE Tech 100 Index Portfolio represent the "Blue Chips" of technology and deserve a premium market valuation.

MANAGED GROWTH PORTFOLIO

  For the six months ended April 30, 2000, the Managed Growth Portfolio returned 12.04% versus the S&P 400 Mid-Cap index return of 21.26%.

  During this time period, performance of the S&P 400 Mid-Cap index was driven primarily by three sectors - technology in 1999 and first quarter 2000, and energy and utilities in the first four months of 2000. Technology suffered a steep decline in mid April while energy and utilities continued to outperform. Geneva Capital Management's long-term investment strategy focuses on growth companies and industries, particularly, those growing faster than the U.S. gross domestic product. This bias precludes us from investing in most cyclical sectors, including energy and utilities. As a result, the portfolio was not able to benefit from strength in these groups. Since we believe the out-performance in the energy and utility sectors will be short-lived, we feel comfortable with our stance. We continue to be very positive on the technology sector over the long term, but its high valuation caused us to maintain a market weighting during this time period. With the forty percent decline (peak to trough) in technology stocks in April, this decision appears to have been prudent.

  Interest rate hikes, inflation trends, and potential economic slowing are restraining our typical optimism. We believe equity markets will struggle in the next few months before we begin a new phase of this long-term secular bull
market.   Technology stocks in particular still sport high P/E multiples and recent technical/chart damage could be difficult to repair in the face of possible lower earnings estimates. We are also reducing equity positions that have increased, due to significant price appreciation, beyond our average 3% to 5% weighting. We expect this effort to minimize specific security risk in the portfolio. We added new positions in Advent Software, Diamond Technology
Partners and Qualcomm to diversify our technology holdings.    Finally, Minimed,
Guidant Corp. and United Healthgroup were added to increase our exposure to the health care industry, an area we believe will outperform since multiples are relatively low. These companies should continue to grow despite a slowing economy.

  While the rest of the year could be difficult, we are confident the portfolio is well-diversified in strong, well-managed companies that will quickly begin to participate in the next leg of this bull market. Looking ahead, we continue to be very bullish on the long-term outlook for the market and the U.S. economy.
We strongly believe our philosophy of buying and holding high-quality, mid-cap growth companies will reward investors.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of seven portfolios of Principal Preservation Portfolios, Inc. outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                            TAX-EXEMPT PORTFOLIO
                                                -----------------------------------------------------------------------------
                                                 For the six
                                                 months ended        For the ten           For the years ended December 31,
                                                April 30, 2000       months ended        ------------------------------------
                                                 (Unaudited)       October 31, 1999       1998           1997           1996
                                                --------------     ----------------      ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD               $ 8.23              $ 9.24            $ 9.52         $ 9.30         $ 9.39

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              .17                 .29               .37            .41            .43
   Net realized and unrealized gains
     (losses) on investments                          .01               (1.01)              .03            .44           (.09)
                                                   ------              ------            ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS                   .18                (.72)              .40            .85            .34
                                                   ------              ------            ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income              (.17)               (.29)             (.37)          (.41)          (.43)
   Distributions from net realized
     gains on investments                              --                  --              (.31)          (.22)            --
                                                   ------              ------            ------         ------         ------
   TOTAL DISTRIBUTIONS                               (.17)               (.29)             (.68)          (.63)          (.43)
                                                   ------              ------            ------         ------         ------
NET ASSET VALUE, END OF PERIOD                     $ 8.24              $ 8.23            $ 9.24         $ 9.52         $ 9.30
                                                   ------              ------            ------         ------         ------
                                                   ------              ------            ------         ------         ------

TOTAL RETURN**<F2>                                   2.2%++<F4>        (7.8)%++<F4>        4.3%           9.4%           3.8%

RATIOS/SUPPLEMENTAL  DATA:
Net assets, end of period (to nearest thousand)   $38,356             $42,954           $54,914        $60,252        $66,310
Ratio of net expenses to average net assets          1.3%*<F1>           1.2%*<F1>         1.1%           1.1%           1.1%+<F3>
Ratio of net investment income
  to average net assets                              4.2%*<F1>           4.0%*<F1>         3.9%           4.4%           4.7%+<F3>
Portfolio turnover rate                             35.4%               39.1%++<F4>      236.7%         209.2%         163.1%

 *<F1>  Annualized.
**<F2> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F3> Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996. ++<F4> Not annualized.

                                                                            GOVERNMENT PORTFOLIO
                                                -----------------------------------------------------------------------------
                                                 For the six
                                                 months ended        For the ten           For the years ended December 31,
                                                April 30, 2000       months ended        ------------------------------------
                                                 (Unaudited)       October 31, 1999       1998           1997           1996
                                                --------------     ----------------      ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD               $ 8.92              $ 9.55            $ 9.28         $ 9.20         $ 9.64

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              .27                 .47               .55            .63            .64
   Net realized and unrealized gains
     (losses) on investments                         (.20)               (.63)              .27            .08           (.44)
                                                   ------              ------            ------         ------         ------
   TOTAL FROM INVESTMENT  OPERATIONS                  .07                (.16)              .82            .71            .20
                                                   ------              ------            ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net  investment income             (.27)               (.47)             (.55)          (.63)          (.64)
   Distributions from net realized
     gains on investments                              --                  --                --             --             --
                                                   ------              ------            ------         ------         ------
   TOTAL DISTRIBUTIONS                               (.27)               (.47)             (.55)          (.63)          (.64)
                                                   ------              ------            ------         ------         ------
NET ASSET VALUE, END OF PERIOD                     $ 8.72              $ 8.92            $ 9.55         $ 9.28         $ 9.20
                                                   ------              ------            ------         ------         ------
                                                   ------              ------            ------         ------         ------

TOTAL RETURN**<F6>                                   0.8%++<F8>        (1.7)%++<F8>        9.1%           8.1%           2.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)   $33,676             $37,379           $40,088        $40,683        $44,920
Ratio of net expenses to average net assets          1.2%*<F5>           1.2%*<F5>         1.2%           1.1%+<F7>      1.1%+<F7>
Ratio of net investment income
  to average net assets                              6.1%*<F5>           6.2%*<F5>         5.9%           7.0%+<F7>      7.0%+<F7>
Portfolio turnover rate                            146.8%++<F8>         30.3%++<F8>       87.7%          78.6%          36.9%

 *<F5>  Annualized.
**<F6> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F7> Reflects a voluntary reimbursement of fund expenses of 0.04% in 1997 and 0.04% in 1996.
++<F8>  Not annualized.

                                                                       S&P 100 PLUS PORTFOLIO
                                ------------------------------------------------------------------------------------------------
                                                                                 For the
                                                                               period from
                                    For the six                               July 27, 1998             For the years ended
                                   months ended          For the ten          (commencement                 December 31,
                                  April 30, 2000        months ended        of operations) to     ------------------------------
                                    (Unaudited)       October 31, 1999      December 31, 1998      1998        1997        1996
                                -------------------   -----------------    -------------------    ------      ------      ------
                                Class B     Class A   Class B   Class A          Class B          Class A
                                 Shares     Shares    Shares     Shares           Shares          Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD           $41.35      $41.49    $34.91    $34.90           $33.13          $27.04      $22.08       $19.53

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)   (.11)        .05      (.13)      .10              .01             .20         .26          .29
   Net realized and unrealized
     gains on investments         4.04        4.05      6.57      6.57             2.43            8.51        5.63         4.07
                                ------      ------    ------    ------           ------          ------      ------       ------
   TOTAL FROM INVESTMENT
     OPERATIONS                   3.93        4.10      6.44      6.67             2.44            8.71        5.89         4.36
                                ------      ------    ------    ------           ------          ------      ------       ------

LESS DISTRIBUTIONS:
   Dividends from net
     investment income              --        (.06)       --      (.08)            (.01)           (.20)       (.26)        (.29)
   Distributions from net
     realized gains
     on investments               (.49)       (.49)       --        --             (.59)           (.59)       (.65)       (1.52)
   Distributions in excess  of
     net realized gains             --          --        --        --             (.06)           (.06)       (.02)          --
                                ------      ------    ------    ------           ------          ------      ------       ------
   TOTAL DISTRIBUTIONS            (.49)       (.55)       --      (.08)            (.66)           (.85)       (.93)       (1.81)
                                ------      ------    ------    ------           ------          ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                 $44.79      $45.04    $41.35    $41.49           $34.91          $34.90      $27.04       $22.08
                                ------      ------    ------    ------           ------          ------      ------       ------
                                ------      ------    ------    ------           ------          ------      ------       ------

TOTAL RETURN**<F10>               9.6%++      9.9%++   18.4%++   19.1%++           7.4%++         32.3%       26.8%        22.4%
                                     <F12>       <F12>     <F12>     <F12>            <F12>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)        $59,007    $254,435   $37,160  $214,358           $6,123        $160,190    $105,738      $77,517
Ratio of net expenses to
  Average net assets              1.5%*       0.8%*     1.5%*     0.8%*            1.3%*+          0.9%+       0.9%+        1.0%+
                                     <F9>        <F9>      <F9>      <F9>           <F9><F11>         <F11>       <F11>        <F11>
Ratio of net investment
  income (loss) to
  average net assets            (0.4)%*       0.1%*   (0.4)%*     0.3%*              --*+          0.6%+       1.0%+        1.4%+
                                     <F9>        <F9>      <F9>      <F9>           <F9><F11>         <F11>       <F11>        <F11>
Portfolio turnover rate           3.5%++      3.5%++    4.9%++    4.9%++          10.2%++         10.2%       17.0%         8.0%
                                     <F12>       <F12>     <F12>     <F12>            <F12>

  *<F9>   Annualized.
**<F10> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F11> Reflects a voluntary reimbursement of fund expenses of 0.03% in Class B Shares and 0.07% in Class A Shares in 1998, 0.11% in 1997 and 0.01% in 1996.
++<F12>   Not annualized.

                                                                   DIVIDEND ACHIEVERS PORTFOLIO
                                ------------------------------------------------------------------------------------------------
                                                                                 For the
                                                                               period from
                                    For the six                               July 27, 1998             For the years ended
                                   months ended          For the ten          (commencement                 December 31,
                                  April 30, 2000        months ended        of operations) to      ------------------------------
                                    (Unaudited)       October 31, 1999      December 31, 1998      1998        1997        1996
                                -------------------   -----------------    -------------------    ------      ------      ------
                                Class B     Class A   Class B   Class A          Class B          Class A
                                 Shares     Shares    Shares     Shares           Shares          Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD           $30.12     $30.32    $27.86     $27.92           $28.48           $25.13      $20.01      $16.97

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)  (0.8)        .02      (.16)       .02              .01              .07         .13         .14
   Net realized and unrealized
     gains on investments         2.83       2.83      2.42       2.39             1.39             4.80        5.43        3.54
                                ------     ------    ------     ------           ------           ------      ------      ------
   TOTAL FROM INVESTMENT
     OPERATIONS                   2.75       2.85      2.26       2.41             1.40             4.87        5.56        3.68
                                ------     ------    ------     ------           ------           ------      ------      ------

LESS DISTRIBUTIONS:
   Dividends from net
     investment income              --       (.01)       --       (.01)            (.01)            (.07)       (.13)       (.14)
   Distributions from net
     Realized gains
     on investments              (4.41)     (4.41)       --         --            (2.01)           (2.01)       (.31)       (.50)
                                ------     ------    ------     ------           ------           ------      ------      ------
   TOTAL DISTRIBUTIONS           (4.41)     (4.42)       --       (.01)           (2.02)           (2.08)       (.44)       (.64)
                                ------     ------    ------     ------           ------           ------      ------      ------
NET ASSET VALUE,
  END OF PERIOD                 $28.46     $28.75    $30.12     $30.32           $27.86           $27.92      $25.13      $20.01
                                ------     ------    ------     ------           ------           ------      ------      ------
                                ------     ------    ------     ------           ------           ------      ------      ------

TOTAL RETURN**<F14>              10.0%++    10.3%++    8.1%++     8.6%++           4.9%++          19.4%       27.9%       21.8%
                                     <F16>      <F16>     <F16>      <F16>            <F16>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)         $2,472    $47,440    $1,138    $45,071             $338          $44,219     $39,565     $30,504
Ratio of net expenses to
 average net assets               2.0%*      1.3%*     2.0%*+     1.3%*+           1.7%*+           1.3%+       1.2%+       1.2%+
                                     <F13>      <F13>  <F13><F15> <F13><F15>       <F13><F15>          <F15>       <F15>       <F15>
Ratio of net investment
  income (loss) to
  average net assets            (0.9)%*    (0.2)%*   (0.7)%*+     0.1%*+             --*+           0.2%+       0.6%+       0.8%+
                                     <F13>      <F13>  <F13><F15> <F13><F15>       <F13><F15>          <F15>       <F15>       <F15>
Portfolio turnover rate          23.8%++    23.8%++   18.1%++    18.1%++          11.9%++          11.9%       11.9%       13.1%
                                     <F16>      <F16>     <F16>      <F16>            <F16>

 *<F13>   Annualized.
**<F14> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F15> Reflects a voluntary reimbursement of fund expenses of 0.02% in Class B and Class A Shares in 1999, 0.06% in Class B Shares and 0.02% in Class A Shares in 1998, 0.1% in 1997 and 0.1% in 1996.
++<F16>   Not annualized.

                                                                      SELECT VALUE PORTFOLIO
                                ------------------------------------------------------------------------------------------------
                                                                                For the
                                                                              period from
                                    For the six                              July 27, 1998             For the years ended
                                   months ended          For the ten         (commencement                 December 31,
                                  April 30, 2000        months ended       of operations) to     -------------------------------
                                    (Unaudited)       October 31, 1999     December 31, 1998      1998        1997         1996
                                -------------------   -----------------   -------------------    ------      ------       ------
                                Class B     Class A   Class B   Class A         Class B          Class A
                                 Shares     Shares    Shares     Shares          Shares          Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD            $10.60     $10.68    $11.27     $11.30          $12.32          $12.07      $10.97       $10.21

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment
     income (loss)                 (.05)      (.06)     (.09)      (.03)             --              --         .01          .04
   Net realized and unrealized
     gains (losses) on
     investments                   2.06       2.12      (.58)      (.59)          (1.05)           (.77)       2.93         2.68
                                 ------     ------    ------     ------          ------          ------      ------       ------
   TOTAL FROM INVESTMENT
     OPERATIONS                    2.01       2.06      (.67)      (.62)          (1.05)           (.77)       2.94         2.72
                                 ------     ------    ------     ------          ------          ------      ------       ------

LESS DISTRIBUTIONS:
   Dividends from net
     investment income               --         --        --         --              --              --        (.01)        (.04)
   Distributions from
     net realized
     gains on investments            --         --        --         --              --              --       (1.83)       (1.92)
   Distributions in excess
     of net realized gains
     on investments                  --         --        --         --              --              --          --           --
   Book return of capital            --         --        --         --              --              --          --           --
                                 ------     ------    ------     ------          ------          ------      ------       ------
   TOTAL DISTRIBUTIONS               --         --        --         --              --              --       (1.84)       (1.96)
                                 ------     ------    ------     ------          ------          ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                  $12.61     $12.74    $10.60     $10.68          $11.27          $11.30      $12.07       $10.97
                                 ------     ------    ------     ------          ------          ------      ------       ------
                                 ------     ------    ------     ------          ------          ------      ------       ------

TOTAL RETURN**<F18>               19.0%++    19.3%++  (5.9)%++   (5.5)%++        (8.5)%++        (6.4)%       27.2%        26.7%
                                      <F20>      <F20>     <F20>      <F20>           <F20>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)          $1,206     $8,664    $1,234     $9,219          $1,012         $10,520      $8,497       $4,829
Ratio of net expenses to
  average net assets               2.1%*+     1.4%*+    2.0%*+     1.4%*+          1.7%*+          1.3%+       1.1%+        1.0%+
                                   <F17><F19> <F17><F19><F17><F19> <F17><F19>      <F17><F19>         <F19>       <F19>        <F19>
Ratio of net investment
  income (loss) to
  average net assets             (0.8)%*+   (0.1)%*+  (1.0)%*+   (0.3)%*+            --*+            --+       0.1%+        0.3%+
                                   <F17><F19> <F17><F19><F17><F19> <F17><F19>      <F17><F19>         <F19>       <F19>        <F19>
Portfolio turnover rate           18.1%++    18.1%++   91.2%++    91.2%++        110.0%++        110.0%       82.5%       122.2%
                                      <F20>      <F20>     <F20>      <F20>           <F20>

 *<F17>   Annualized.
**<F18> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F19> Reflects a voluntary reimbursement of fund expenses of 0.7% in Class B Shares and 0.7% in Class A Shares in 2000, 0.6% in Class B Shares and 0.6% in Class A Shares in 1999, 0.5% in Class B Shares and 0.5% in Class A Shares in 1998, 1.0% in 1997 and 1.4% in 1996.
++<F20>   Not annualized.

                                                                   PSE TECH 100 INDEX PORTFOLIO
                               ---------------------------------------------------------------------------------------------------
                                                                       For the period from                     For the period from
                                  For the six                             July 27, 1998                           June 10, 1996
                                  months ended        For the ten         (commencement    For the years ended    (commencement
                                 April 30, 2000       months ended      of operations) to  -------------------  of operations) to
                                  (Unaudited)       October 31, 1999    December 31, 1998    1998        1997   December 31, 1996
                              ------------------  -------------------   -----------------   ------      ------  -----------------
                              Class B    Class A  Class B     Class A        Class B       Class A
                               Shares     Shares   Shares     Shares         Shares         Shares
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD          $26.90     $27.13   $18.39     $18.45         $14.94         $12.39      $10.76       $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment
     income (loss)               (.22)      (.09)    (.22)      (.08)           .01            .01         .04          .03
   Net realized and unrealized
     gains on investments       16.05      16.23     8.73       8.76           4.07           6.68        2.04         1.03
                               ------     ------   ------     ------         ------         ------      ------       ------
   TOTAL FROM INVESTMENT
     OPERATIONS                 15.83      16.14     8.51       8.68           4.08           6.69        2.08         1.06
                               ------     ------   ------     ------         ------         ------      ------       ------

LESS DISTRIBUTIONS:
   Dividends from net
     investment income             --         --       --         --           (.01)          (.01)       (.04)        (.03)
   Distributions from net
     realized gains on
     investments                (1.98)     (1.98)      --         --           (.60)          (.60)       (.38)        (.24)
   Distributions in excess
     of net realized gains         --         --       --         --           (.02)          (.02)       (.03)        (.03)
                               ------     ------   ------     ------         ------         ------      ------       ------
   TOTAL DISTRIBUTIONS          (1.98)     (1.98)      --         --           (.63)          (.63)       (.45)        (.30)
                               ------     ------   ------     ------         ------         ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                $40.75     $41.29   $26.90     $27.13         $18.39         $18.45      $12.39       $10.76
                               ------     ------   ------     ------         ------         ------      ------       ------
                               ------     ------   ------     ------         ------         ------      ------       ------

TOTAL RETURN**<F22>             61.6%++    62.3%++  46.3%++    47.0%++        27.2%++        54.0%       19.4%        10.7%++
                                    <F24>      <F24>    <F24>      <F24>          <F24>                                    <F24>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)      $197,789   $406,713  $60,038   $169,247         $6,559        $72,724     $27,144       $6,004
Ratio of net expenses to
  average net assets             1.3%*      0.7%*    1.4%*+     0.7%*+         1.2%*+         0.6%+       0.2%+          --*+
                                    <F21>      <F21> <F21><F23> <F21><F23>     <F21><F23>        <F23>       <F23>     <F21><F23>
Ratio of net investment
  income (loss) to average
  net assets                   (1.1)%*    (0.5)%*  (1.1)%*+   (0.4)%*+           --*+           --+       0.3%+        0.7%*+
                                    <F21>      <F21> <F21><F23> <F21><F23>     <F21><F23>        <F23>       <F23>     <F21><F23>
Portfolio turnover rate         22.6%      22.6%    33.0%++    33.0%++        25.4%++        25.4%       22.0%         3.0%++
                                                        <F24>      <F24>          <F24>                                   <F24>

 *<F21>   Annualized.
**<F22> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F23> Reflects a voluntary reimbursement of fund expenses of 0.13% in Class B Shares and 0.13% in Class A Shares in 1999, 0.3% in Class B Shares and 0.5% in Class A Shares in 1998, 1.1% in 1997 and 3.3% in 1996.
++<F24>   Not annualized.

                                                                                MANAGED GROWTH PORTFOLIO
                                                      ---------------------------------------------------------------------------
                                                            For the six months ended           For the period from January 1, 1999
                                                                 April 30, 2000                   (commencement of operations)
                                                                   (Unaudited)                         to October 31, 1999
                                                      ------------------------------------    ------------------------------------
                                                           Class B             Class A            Class B              Class A
                                                           Shares              Shares             Shares                Shares
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                                      $10.01              $10.05             $10.00                $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              (.08)               (.04)              (.07)                 (.01)
   Net realized and unrealized gains on investments          1.25                1.25                .08                   .06
                                                           ------              ------             ------                ------
   TOTAL FROM INVESTMENT OPERATIONS                          1.17                1.21                .01                   .05
                                                           ------              ------             ------                ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                        --                  --                 --                    --
   Distributions from net realized gains on investments        --                  --                 --                    --
   Distributions in excess of net realized gains               --                  --                 --                    --
                                                           ------              ------             ------                ------
   TOTAL DISTRIBUTIONS                                         --                  --                 --                    --
                                                           ------              ------             ------                ------
NET ASSET VALUE, END OF PERIOD                             $11.18              $11.26             $10.01                $10.05
                                                           ------              ------             ------                ------
                                                           ------              ------             ------                ------

TOTAL RETURN**<F26>                                         11.7%++             12.0%++             0.1%++                0.5%++
                                                                <F28>               <F28>              <F28>                 <F28>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)            $3,642              $8,935             $1,701                $5,913
Ratio of net expenses to average net assets                  1.9%*+              1.2%*+             1.2%*+                0.6%*+
                                                             <F25><F27>          <F25><F27>         <F25><F27>            <F25><F27>
Ratio of net investment income (loss) to
  average net assets                                       (1.5)%*+            (0.8)%*+           (0.8)%*+              (0.1)%*+
                                                             <F25><F27>          <F25><F27>         <F25><F27>            <F25><F27>
Portfolio turnover rate                                     19.8%++             19.8%++            27.5%++               27.5%++
                                                                <F28>               <F28>              <F28>                 <F28>

 *<F25>   Annualized.
**<F26> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F27> Reflects a voluntary reimbursement of fund expenses of 0.5% in Class B Shares and 0.5% in Class A Shares in 2000, 2.3% in Class B Shares and 2.3% in Class A Shares in 1999.
++<F28>   Not annualized.


                                 BALANCE SHEETS
                           APRIL 30, 2000 (UNAUDITED)

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
                                  TAX-EXEMPT    GOVERNMENT        PLUS       ACHIEVERS       VALUE         INDEX         GROWTH
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
ASSETS:
Investments:
   Cost basis
     of investments              $39,936,852   $33,456,640   $179,857,155   $25,938,283    $8,134,446   $462,099,132   $10,686,254
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
   Long-term investments
     in securities               $37,809,250   $33,102,805   $311,242,552   $48,799,201    $8,632,597   $596,325,429   $12,521,282
   Short-term investments                 --            --      1,583,000     1,132,000     1,248,000      6,462,000       212,000
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total investments
         (See Schedule of
         Investments)             37,809,250    33,102,805    312,825,552    49,931,201     9,880,597    602,787,429    12,733,282
Cash                                     503           214            681           759           163            546           636
Receivables:
   Capital shares sold                    --            --      1,212,467        45,476         1,310      3,215,651        11,430
   Dividends and interest            737,301       702,016        213,801        22,958         8,222         41,798         1,815
   Investments sold                  104,922            --             --            --            --             --            --
   Margin variation                       --            --        (11,900)           --            --        117,000            --
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total receivables             842,223       702,016      1,414,368        68,434         9,532      3,374,449        13,245
Other assets                           2,546         1,417          6,489         1,546           362          7,741            64
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total assets              $38,654,522   $33,806,452   $314,247,090   $50,001,940    $9,890,654   $606,170,165   $12,747,227
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

LIABILITIES:
Payables:
   Capital shares
     redeemed                    $    39,784   $        --   $     94,175   $     6,357    $       --   $    189,710   $        --
   Distributions to
     shareholders                     51,513        65,848             --            --            --             --            --
   Management fees                    19,657        16,506         95,678        29,473         5,906        128,976         7,017
   Other accrued expenses             62,190        35,261        114,951        53,960        13,478        166,909        19,953
   Investments purchased                  --            --             --            --            --      1,182,375       143,610
   Other liabilities                 125,813        13,041             --            --            --             --            --
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total liabilities             298,957       130,656        304,804        89,790        19,384      1,667,970       170,580
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

NET ASSETS:
Capital stock                     43,854,354    38,548,360    177,113,526    23,867,100     8,497,724    387,553,304    11,328,801
Undistributed net
  investment income (loss)             9,038         5,343        (87,507)      (62,162)      (10,427)    (1,641,061)      (54,797)
Undistributed net realized
  gains (losses) on
  investments                     (3,380,225)   (4,524,072)     3,947,870     2,114,294      (362,178)    77,901,655      (744,385)
Net unrealized appreciation
  (depreciation) on
  investments                     (2,127,602)     (353,835)   132,968,397    23,992,918     1,746,151    140,688,297     2,047,028
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total net assets           38,355,565    33,675,796    313,942,286    49,912,150     9,871,270    604,502,195    12,576,647
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total liabilities and
         net assets              $38,654,522   $33,806,452   $314,247,090   $50,001,940    $9,890,654   $606,170,165   $12,747,227
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

NET ASSET VALUE AND
  REDEMPTION PRICE
  PER SHARE                      $      8.24   $      8.72
                                 -----------   -----------
                                 -----------   -----------
MAXIMUM OFFERING
  PRICE PER SHARE                $      8.54   $      9.04
                                 -----------   -----------
                                 -----------   -----------

NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE
  PER SHARE
Class A:
          Net asset value                                    $254,935,193   $47,440,058    $8,664,975   $406,712,817   $ 8,934,546
          Shares outstanding                                    5,658,389     1,650,683       680,241      9,850,644       793,818
          Redemption price per share                         $      45.05   $     28.74    $    12.74   $      41.29   $     11.26
                                                             ------------   -----------    ----------   ------------   -----------
                                                             ------------   -----------    ----------   ------------   -----------
          Maximum offering price per share                   $      47.55   $     30.33    $    13.45   $      43.58   $     11.88
                                                             ------------   -----------    ----------   ------------   -----------
                                                             ------------   -----------    ----------   ------------   -----------

Class B:
          Net asset value                                    $ 59,007,093   $ 2,472,092    $1,206,295   $197,789,378   $ 3,642,101
          Shares outstanding                                    1,317,421        86,863        95,697      4,853,802       325,835
          Offering and redemption price per share            $      44.79   $     28.46    $    12.61   $      40.75   $     11.18
                                                             ------------   -----------    ----------   ------------   -----------
                                                             ------------   -----------    ----------   ------------   -----------

  The accompanying notes to financial statements are an integral part of these statements.


                            STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
                                  TAX-EXEMPT    GOVERNMENT        PLUS       ACHIEVERS       VALUE         INDEX         GROWTH
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
INVESTMENT INCOME:
Dividends                        $        --    $       --   $  1,468,266   $   222,349    $   36,224   $    259,497   $    13,230
Interest                           1,101,939     1,279,692         54,511        46,028        28,883        185,052         7,281
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total investment
         income                    1,101,939     1,279,692      1,522,777       268,377        65,107        444,549        20,511
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
EXPENSES:
Investment advisory fees             120,323       104,929        555,238       179,126        37,692        669,270        39,338
Custodian fees                         7,955         6,029         45,531         6,431         3,504         55,437         2,829
Transfer agent fees                    7,464        14,071         50,840        12,283        11,889        110,146         2,191
Broker service fees                   50,184        43,715        484,030        64,848        15,769        911,128        20,195
Distribution Fees - Class B               --            --         61,741         2,484         1,477        173,581         3,529
Professional fees                     30,793        19,515         61,175        30,253        16,729         71,334        17,148
Registration                          15,430        13,743         36,792        18,557        12,140         46,597        14,164
Communication                         17,159         2,867         27,233         2,775         3,595         18,369         1,773
Director fees                          2,855         2,296         10,815         2,620         1,574         17,080           837
Pricing of investments                 3,052         2,582          9,084         4,144         2,856          3,355         2,296
Deferred organization
  expense                                 --            --             --            --            --          1,685            --
Other (income) expense                 4,908         2,318         11,288         1,875           991          7,989           883
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total expenses                260,123       212,065      1,353,767       325,396       108,216      2,085,971       105,183
Less expenses absorbed
  by advisor                              --            --             --            --       (33,599)          (361)      (29,875)
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Net expenses                  260,123       212,065      1,353,767       325,396        74,617      2,085,610        75,308
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
NET INVESTMENT
  INCOME (LOSS)                      841,816     1,067,627        169,010       (57,019)       (9,510)    (1,641,061)      (54,797)
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS                  (2,444,293)   (1,398,930)     3,974,157     2,114,306       258,338     78,001,494      (481,612)
NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON
  INVESTMENTS                      2,513,528       621,657     20,927,052     2,648,068     1,535,376     86,333,615     1,532,609
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Net gains (losses)
         on investments               69,235      (777,273)    24,901,209     4,762,374     1,793,714    164,335,109     1,050,997
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                $   911,051   $   290,354   $ 25,070,219   $ 4,705,355    $1,784,204   $162,694,048   $   996,200
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

  The accompanying notes to financial statements are an integral part of these statements.


                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
                                  TAX-EXEMPT    GOVERNMENT        PLUS       ACHIEVERS       VALUE         INDEX         GROWTH
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
OPERATIONS:
Net investment
  income (loss)                  $   841,816   $ 1,067,627   $    169,010   $   (57,019)   $   (9,510)   $(1,641,061)  $   (54,797)
Net realized gains (losses)
  on investments                  (2,444,293)   (1,398,930)     3,974,157     2,114,306       258,338     78,001,494      (481,612)
Change in unrealized
  appreciation
  on investments
  for the year                     2,513,528       621,657     20,927,052     2,648,068     1,535,376     86,333,615     1,532,609
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Net increase (decrease)
         in net assets resulting
         from operations             911,051       290,354     25,070,219     4,705,355     1,784,204    162,694,048       996,200
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income               (845,466)   (1,079,164)      (298,645)      (14,835)         (917)            --            --
Net realized gains
  on investments                          --            --     (3,037,938)   (6,720,646)           --    (17,585,572)           --
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total distributions          (845,466)   (1,079,164)    (3,336,583)   (6,735,481)         (917)   (17,585,572)           --
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from
  shares issued                      238,555     1,169,561     67,445,079     3,165,940       920,102    275,669,729     4,312,008
Net asset value of shares
  issued in distributions            517,386       607,386      3,065,169     6,134,531           897     15,936,189            --
Cost of shares redeemed           (5,419,830)   (4,691,049)   (29,819,302)   (3,567,560)   (3,286,189)   (61,497,481)     (346,426)
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions             (4,663,889)   (2,914,102)    40,690,946     5,732,911    (2,365,190)   230,108,437     3,965,582
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
       Total increase
         (decrease)               (4,598,304)   (3,702,912)    62,424,582     3,702,785      (581,903)   375,216,913     4,961,782

NET ASSETS:
Balance at beginning
  of period                       42,953,869    37,378,708    251,517,704    46,209,365    10,453,173    229,285,282     7,614,865
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
Balance at end of period         $38,355,565   $33,675,796   $313,942,286   $49,912,150    $9,871,270   $604,502,195   $12,576,647
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

  The accompanying notes to financial statements are an integral part of these statements.


                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE TEN MONTHS ENDED OCTOBER 31, 1999

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
                                  TAX-EXEMPT    GOVERNMENT        PLUS       ACHIEVERS       VALUE         INDEX      GROWTH*<F29>
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
OPERATIONS:
Net investment
  income (loss)                  $ 1,660,699   $ 1,995,419   $    424,436   $    24,345   $   (32,275)   $  (693,556)  $   (11,383)
Net realized gains (losses)
  on investments                    (936,361)     (999,954)     3,363,466     6,720,588      (186,769)    18,387,897      (262,773)
Change in unrealized
  appreciation (depreciation)
  on investments
  for the year                    (4,675,154)   (1,722,840)    31,625,617    (3,033,691)     (456,173)    35,036,837       514,419
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------
       Net increase (decrease)
         in net assets resulting
         from operations          (3,950,816)     (727,375)    35,413,519     3,711,242      (675,217)    52,731,178       240,263
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income             (1,655,072)   (1,980,343)      (388,855)      (15,045)           --             --            --
Net realized gains
  on investments                      (4,647)           --             --            --            --             --            --
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------
       Total distributions        (1,659,719)   (1,980,343)      (388,855)      (15,045)           --             --            --
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from
  shares issued                      734,230     2,679,791     63,805,712     3,200,433     2,667,230    118,207,229     7,517,403
Net asset value of shares
  issued in distributions          1,058,496     1,249,962        355,785        14,155            --            931            --
Cost of shares redeemed           (8,142,535)   (3,931,011)   (13,981,568)   (5,258,236)   (3,070,703)   (14,377,969)     (142,801)
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions             (6,349,809)       (1,258)    50,179,929    (2,043,648)     (403,473)   103,830,191     7,374,602
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------
       Total increase
         (decrease)              (11,960,344)   (2,708,976)    85,204,593     1,652,549    (1,078,690)   156,561,369     7,614,865

NET ASSETS:
Balance at beginning
  of period                       54,914,213    40,087,684    166,313,111    44,556,816    11,531,863     72,723,913            --
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------
Balance at end of period         $42,953,869   $37,378,708   $251,517,704   $46,209,365   $10,453,173   $229,285,282    $7,614,865
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------
                                 -----------   -----------   ------------   -----------   -----------   ------------   -----------

*<F29> The Managed Growth Portfolio is from January 1, 1999, the commencement of its operations, through October 31, 1999.

  The accompanying notes to financial statements are an integral part of these statements.


                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2000 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES --

   Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio,
   Cash Reserve Portfolio and the Managed Growth Portfolio. This report contains the information of all portfolios, except for the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio which information is contained in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

   In 1999 the Board of Directors elected to change the fiscal year end of all of the Portfolios except for the Cash Reserve and Wisconsin Tax-Exempt Portfolios to October 31. The S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Managed Growth Portfolio each offer two classes of shares - Class A Shares and Class B Shares. Both classes represent interests in the same portfolio of investments of each Portfolio and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

   The following is a summary of the significant accounting policies of the Fund.

   (a)  Long-Term Securities and Short-Term Investments
        The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the Tax-Exempt portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

        Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service.

        Common and preferred stocks are valued at the last sales price reported by the New York Stock Exchange, other appropriate exchanges, or NASDAQ, on the date of valuation. Common and preferred stocks not traded on that date are valued at the last bid price.

        Short-term investments are valued at amortized cost, which approximates market value.

        Through the year, investment transactions are recorded on the next date after trade date. However, the fiscal year-end financial statements are adjusted to reflect trade date, which adjustment does not materially impact the Fund's financial results.

        Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The Fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

   (b)  Option Transactions
        For hedging purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. A Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The S&P 100 Plus Portfolio also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

        Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

   (c)  Futures Contracts
        The S&P 100 Plus and PSE Tech 100 Index Portfolios may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

        Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

   (d)  Net Realized Gains and Losses and Investment Income
        Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended April 30, 2000, were comprised of the following:

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
                                  TAX-EXEMPT    GOVERNMENT        PLUS       ACHIEVERS       VALUE         INDEX         GROWTH
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
   Net realized gains (losses)
     on investments              $(2,444,293)  $(1,398,930)    $3,920,769    $2,114,306      $258,338    $74,109,231     $(481,612)
   Net realized gains
     on options and futures               --            --         53,388            --            --      3,892,263            --
                                 -----------   -----------     ----------    ----------      --------    -----------    ----------
   Total net realized gains
     (losses) on investments     $(2,444,293)  $(1,398,930)    $3,974,157    $2,114,306      $258,338    $78,001,494     $(481,612)
                                 -----------   -----------     ----------    ----------      --------    -----------    ----------
                                 -----------   -----------     ----------    ----------      --------    -----------    ----------

   (e)  Federal Income Taxes
        Provision has not been made for Federal income taxes since each portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 1999, the Government Portfolio has capital loss carry forwards of $1,963,517, $151,408 and $1,001,047 expiring in 2002, 2005 and 2007 respectively.
        As of October 31, 1999, the Tax-Exempt Portfolio has capital loss carry forwards of $935,932 expiring in 2007. As of October 31, 1999, the Select Value Portfolio has capital loss carry forwards of $413,487 and $182,281 expiring in 2006 and 2007, respectively. As of October 31, 1999, the Managed Growth Portfolio has capital loss carry forwards of $262,773 expiring in 2007. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carry forwards are exhausted.

        Distributions in excess of net realized gains on investments in the PSE Tech 100 Index Portfolio of $89,874 for the year ended December 31, 1998, are the result of losses on wash sales which are currently recognized for book purposes but are deferred for tax purposes and the reversal of Section 1256 mark to market losses utilized in 1998. This distribution does not represent a tax return of capital. Distributions in excess of net realized gains on investments in the S&P 100 Plus Portfolio of $281,681 for the year ended December 31, 1998 are as a result of current year Section 1256 market to market gains and the reversal of Section 1256 mark to market losses utilized in 1998. This distribution does not represent a tax return of capital.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 1999, reclassifications were recorded to increase (decrease) undistributed net investment income by $7,061, ($2,525), ($2,905), $32,275, $693,556 and $11,383 in the Tax-Exempt, Government,
        S&P 100 Plus, Select Value, PSE Tech 100 and Managed Growth Portfolios; increase (decrease) capital stock by $775, $6,969, ($12,312), ($32,275)
        $31,270 and ($11,383) in the Tax-Exempt, Government, S&P 100 Plus, Select Value, PSE Tech 100 Index and Managed Growth Portfolios; increase (decrease) undistributed net realized gains by ($7,836), ($4,444), $15,217, ($724,826) in the Tax-Exempt, Government, S&P 100
        Plus and PSE Tech 100 Index Portfolios. There were no reclassifications in the Dividend Achievers Portfolio.

        The portfolios designate approximately the following long term capital gains for purposes of the dividend paid deduction:

        S&P 100 Plus Portfolio          $2,300,000
        Dividend Achievers Portfolio    $6,721,000
        PSE Tech 100 Portfolio          $7,648,000

        These gains were declared and distributed on November 19, 1999.

   (f)  Expenses
        Fund expenses associated with a specific Portfolio are charged to that Portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each Portfolio to the combined net assets of the Fund.

   (g)  Distributions to Shareholders
        Dividends to shareholders are recorded on the ex-dividend date.

   (h)  Deferred Organization Costs
        Costs incurred with the organization, initial registration and public offering of shares aggregating $16,900 for the PSETech 100 Index Portfolio have been paid by the Fund and are being amortized over a five year period.

   (i)  Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   On May 1, 1999, the separate investment advisory functions of B.C. Ziegler and Company ("BCZ") and Ziegler Asset Management, Inc. ("ZAMI") were consolidated in BCZ, and BCZ became investment advisor for all of the portfolios covered in this report pursuant to an Investment Advisory Agreement of that date. BCZ and ZAMI are wholly owned subsidiaries of The Ziegler Companies, Inc. Certain officers and directors of the Fund are affiliated with BCZ. Under the Agreement, the Tax-Exempt and Government Portfolios pay BCZ a monthly fee based upon the average daily net assets of each portfolio at the rate of .60% of the first $50,000,000 of each portfolio's average daily net assets, reducing to .50% on the next $200,000,000 of each portfolio's average daily net assets and .40% of each portfolio's average daily net assets in excess of $250,000,000.

   Pursuant to the Agreement, the S&P 100 Plus Portfolio pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of 0.575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next
   $50,000,000, .35% of the next $400,000,000 and .30% of assets over
   $500,000,000.

   Pursuant to the Agreement, the Dividend Achievers Portfolio pays BCZ a monthly fee based upon the Dividend Achievers average daily net assets at the rate of .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

   Under its Agreement, the PSETech 100 Index Portfolio pays BCZ a monthly fee based upon the PSE Tech 100 average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

   Under the Agreement, the Select Value Portfolio pays BCZ a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily net assets, and .65% on average daily net assets exceeding $250,000,000.

   Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Portfolio. Under the Agreement, the Managed Growth Portfolio pays BCZ a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily assets, and .65% on the average daily net assets exceeding $250,000,000. BCZ pays Geneva 50% of the fee paid by the Managed Growth Portfolio.

   The Advisor voluntarily reimbursed the S&P 100 Plus Portfolio $10,732, the Dividend Achievers Portfolio $3,994, the Select Value Portfolio $52,577, the PSE Tech 100 Index Portfolio $184,234 and the Managed Growth Portfolio $106,790 in 1999. The Advisor is not obligated to continue the voluntary reimbursement in the future.

   BCZ has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services. In addition, each Portfolio pays BCZ commissions on sales of Portfolio shares. The commissions and accounting and pricing fees paid to BCZ for the period ended April 30, 2000, were as follows for each Portfolio:

                                                       ACCOUNTING
                                  COMMISSIONS         AND PRICING      12B-1
                              ON PORTFOLIO SHARES         FEES         FEES
                              -------------------     -----------    --------
   Tax-Exempt Portfolio            $    2,191          $ 11,160      $ 18,237
   Government Portfolio                 1,197            10,347        26,852
   S&P 100 Plus Portfolio             452,670            36,270       134,052
   Dividend Achievers Portfolio        12,923            12,083        64,612
   Select Value Portfolio               7,129             9,500         4,861
   PSE Tech 100 Index Portfolio     1,311,147            41,972        64,612
   Managed Growth Portfolio            18,215             9,500         2,989
                                   ----------          --------      --------
                         TOTAL     $1,805,472          $130,832      $316,215
                                   ----------          --------      --------
                                   ----------          --------      --------

   During the period ended April 30, 2000, BCZ received $5,535, $5,788, $11,955 and $1,280 representing commissions from the purchases and sales of investments of the S&P 100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Portfolio and Managed Growth Portfolio, respectively.

3. INVESTMENT TRANSACTIONS --

   Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended April 30, 2000 aggregated:

                                        PURCHASES           PROCEEDS FROM SALES
                                      -------------         -------------------
   Tax-Exempt Portfolio                $14,102,422              $21,177,034
   Government Portfolio                 50,899,850               54,947,309
   S&P 100 Plus Portfolio               51,120,068                9,876,785
   Dividend Achievers Portfolio         13,663,514               11,073,853
   Select Value Portfolio                1,658,973                4,219,444
   PSE Tech 100 Index Portfolio        382,565,454              100,244,456
   Managed Growth Portfolio              5,537,364                2,047,333

   Net tax basis unrealized appreciation (depreciation) on investments as of April 30, 2000, included:

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
                                  TAX-EXEMPT    GOVERNMENT        PLUS       ACHIEVERS       VALUE         INDEX         GROWTH
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
   Gross unrealized
     appreciation                $    32,413   $    75,061   $138,094,907   $24,333,600    $2,247,268   $159,289,423   $ 2,457,895
   Gross unrealized
     (depreciation)               (2,160,016)     (428,896)    (5,116,510)     (340,682)     (501,118)   (18,601,125)     (410,867)
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
   Net unrealized appreciation
     (depreciation)              $(2,127,602)  $  (353,835)  $132,968,397   $23,992,918    $1,746,151   $140,688,298   $ 2,047,028
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
   Tax basis cost
     of investments              $39,936,852   $33,456,640   $180,866,781   $24,806,283    $6,886,446   $465,492,131   $10,474,254
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------
                                 -----------   -----------   ------------   -----------    ----------   ------------   -----------

4. LINE OF CREDIT --

   The Fund has an available line of credit of $3,000,000. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by BCZ. Each Portfolio's policies allow borrowings for temporary or emergency purposes.

5. CAPITAL SHARE TRANSACTIONS --

   (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio, and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 400,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 200,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

   (b) Capital share activity during the ten months ended October 31, 1999 and six months ended April 30, 2000, were as follows:

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
CLASS A SHARES                    TAX-EXEMPT    GOVERNMENT        PLUS       ACHIEVERS       VALUE         INDEX         GROWTH
---------------                  -----------   -----------   ------------   -----------    ----------   ------------   -----------
   SHARES OUTSTANDING
     AT DECEMBER 31, 1998          5,940,969     4,196,154      4,589,364     1,583,829       931,156      3,586,552            --
     Shares issued                    80,908       289,467        906,985        79,241       194,286      3,125,619       599,783
     Shares issued
       in distributions              119,300       136,833          9,222           473            --             41            --
     Shares redeemed                (919,228)     (430,122)      (339,320)     (177,226)     (261,992)      (473,777)      (11,359)
                                   ---------     ---------      ---------     ---------      --------     ----------      --------
   SHARES OUTSTANDING
     AT OCTOBER 31, 1999           5,221,949     4,192,332      5,166,251     1,486,317       863,450      6,238,435       588,424
     Shares issued                    29,092       132,320        982,303        57,974        66,426      4,659,942       223,812
     Shares issued
       in distributions               63,029        69,537         60,627       219,375            77        377,737            --
     Shares redeemed                (658,085)     (534,354)      (550,792)     (112,983)     (249,712)    (1,425,471)      (18,418)
                                   ---------     ---------      ---------     ---------      --------     ----------      --------
   SHARES OUTSTANDING
     AT APRIL 30, 2000             4,655,985     3,859,836      5,658,389     1,650,683       680,241      9,850,644       793,818
                                   ---------     ---------      ---------     ---------      --------     ----------      --------
                                   ---------     ---------      ---------     ---------      --------     ----------      --------

                                                                S&P 100      DIVIDEND        SELECT     PSE TECH 100    MANAGED
CLASS B SHARES                                                    PLUS       ACHIEVERS       VALUE         INDEX         GROWTH
---------------                                              ------------   -----------    ----------   ------------   -----------
   SHARES OUTSTANDING
     AT DECEMBER31, 1998                                          175,393        12,145        89,822        356,643            --
     Shares issued                                                744,928        28,472        53,591      2,017,439       173,279
     Shares issued in distributions                                    --            --            --              9            --
     Shares redeemed                                              (21,648)       (2,824)      (27,044)      (142,028)       (3,345)
                                                                ---------       -------       -------      ---------       -------

   SHARES OUTSTANDING
     AT OCTOBER 31, 1999                                          898,673        37,793       116,369      2,232,063       169,934
     Shares issued                                                541,325        57,308        11,508      2,652,253       168,855
     Shares issued in distributions                                10,336         7,289            --        157,670            --
     Shares redeemed                                             (132,914)      (15,529)       32,180       (188,184)      (12,954)
                                                                ---------       -------       -------      ---------       -------

   SHARES OUTSTANDING
     AT APRIL 30, 2000                                          1,317,421        86,863        95,697      4,853,802       325,835
                                                                ---------       -------       -------      ---------       -------
                                                                ---------       -------       -------      ---------       -------

*  Amounts shown for the Class B Shares are from its commencement of operations.

   (c) For the S&P 100 Plus Portfolio, the Dividend Achievers Portfolio, the Select Value Portfolio, the PSE Tech 100 Index Portfolio, and the Managed Growth Portfolio, the maximum offering price per Class A Share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

        For the Tax-Exempt and Government Portfolios, the maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.62% of the net asset value. For these portfolios the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

6. FUTURES CONTRACTS WRITTEN --

   An analysis of the futures contracts written for the six months ended April 30, 2000, in the S&P 100 Plus and PSE Tech 100 Index Portfolios, respectively, were as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
   S&P 100 PLUS PORTFOLIO:
   Outstanding at October 31, 1999              6               $ 2,064,048
   Contracts opened                             8                 2,877,939
   Contracts closed                            (7)               (2,410,556)
                                              ---               -----------
   Outstanding at April 30, 2000                7               $ 2,531,431
                                              ---               -----------
                                              ---               -----------

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
   PSE TECH 100 INDEX PORTFOLIO:
   Outstanding at October 31, 1999             60               $ 4,006,979
   Contracts opened                           170                17,877,608
   Contracts closed                          (140)              (10,526,619)
                                              ---               -----------
   Outstanding at April 30, 2000               90               $11,357,969
                                              ---               -----------
                                              ---               -----------

   The number of financial futures contracts and the gross unrealized appreciation, as of April 30, 2000, for each Portfolio were as follows:

                                                                 UNREALIZED
                                       NUMBER OF CONTRACTS      APPRECIATION
                                       -------------------      ------------
   S&P 100 PLUS PORTFOLIO:
   S&P 500 Index Futures Contract
     expiration date September 2000             7               $    61,194
   PSE TECH 100 INDEX PORTFOLIO:
   PSE Technology 100 Index Futures
     Contract expiration date June 2000        90               $(1,502,969)


                              TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)

 PRINCIPAL                                                                             S&P          MOODY'S               MARKET
  AMOUNT                                DESCRIPTION                                  RATING          RATING               VALUE
 ---------                              -----------                                  ------         -------               ------

LONG-TERM TAX-EXEMPT SECURITIES -- 98.6%

ALABAMA -- 4.9%
 $1,000,000     The Board of Trustees of Alabama Agricultural and Mechanical
                University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016           AAA            Aaa              $   913,750

  1,000,000     Tuscaloosa, Alabama, General Obligation Bonds, Unlimited Tax,
                5.75%, due 01-01-2020                                                  AA-            Aa3                  983,750

ARIZONA -- 2.7%
  1,000,000     Arizona State Transportation Board Highway Revenue Bonds,
                Series A, 6.35%, due 07-01-2005                                        AA             Aaa                1,035,000

COLORADO -- 8.6%
  2,000,000     City of Colorado Springs, Colorado, Revenue Bonds (The Colorado
                College Project), Series 1999, 5.25%, due 06-01-2024                   AA-            Aa3                1,822,500

  1,500,000     Westminster, Colorado, Sales and Use Tax Refunding Revenue Bonds,
                Street Project, Series A, 5.60%, due 12-01-2016                        AA-             NR                1,475,625

ILLINOIS -- 10.0%
  1,500,000     Chicago, Illinois, Board of Education Chicago School Reform
                General Obligation Unlimited Tax, 6.00%, due 12-01-2026                AAA            Aaa                1,597,500

  1,000,000     Public Building Commission of Chicago Building Revenue Bonds,
                Series A of 1990, (Board of Education of the City of Chicago),
                7.00%, due 01-01-2020                                                  AAA            Aaa                1,151,250

  1,000,000     Community Unit School District #220 (Barrington) Lake, Cook,
                Kane and McHenry Counties, Illinois, General Obligation School
                Bonds, Series 1998, 6.30%, due 12-01-2017                              AAA            Aaa                1,073,750

INDIANA -- 17.0%
  1,500,000     Indiana State Office Building Commission Capitol Complex Revenue
                Bonds, Series 1990A, (Senate Avenue Parking Facility), 7.40%,
                due 07-01-2015                                                         AAA            Aaa                1,779,375

  2,000,000     Indiana Transportation Finance Authority Airport Facilities Lease
                Revenue Bonds, 6.25%, Prerefunded 11-01-02 at $102                     A+             Aaa                2,097,500

  1,500,000     The Indianapolis Local Public Improvement Bond Bank,
                Series 1992D Bonds, 6.750%, due 02-01-2014                             AA              NR                1,646,250

  1,000,000     Porter County Jail Building Corporation First Mortgage Bonds,
                Series 1999, Porter County, Indiana, 5.875%, due 07-15-2019            AAA            Aaa                  996,250

MAINE -- 2.3%
  1,000,000     Maine Turnpike Authority Special Obligation Refunding Bonds,
                Series 1998, 5.00%, due 07-01-2018                                     AAA            Aaa                  893,750

MASSACHUSETTS -- 5.0%
  1,000,000     City of Springfield, Massachusetts, General Obligation State
                Qualified Municipal Purpose Loan of 1998 Bonds, 5.00%,
                due 11-15-2018                                                         AAA            Aaa                  903,750

  1,000,000     Town of Sterling, Massachusetts General Obligation School
                Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020                AAA            Aaa                1,015,000

MICHIGAN -- 4.8%
  1,000,000     Dexter Community Schools, Counties of Washtenaw and Livingston,
                State of Michigan, 1998 School Building and Site Bonds,
                (Unlimited Tax General Obligation), 5.10%, due 05-01-2018              AAA            Aaa                  926,250

  1,000,000     Board of Control of Northern Michigan University, General Revenue
                Bonds, Series 1997, 5.125%, due 12-01-2020                             AAA            Aaa                  905,000

MINNESOTA -- 2.3%
  1,000,000     Minnesota Public Facilities Authority Water Pollution Control
                Revenue Bonds, Series 1998A, 4.750%, due 03-01-2019                    AAA            Aaa                  871,250

MISSISSIPPI -- 4.8%
  1,000,000     Certificates of Participation (East Mississippi Correctional
                Facility Project), Series 1997, Payments under Lease/Purchase
                Agreement, 5.0%, due 01-01-2018                                        AAA            Aaa                  891,250

  1,000,000     Mississippi State University Educational Building Corporation
                Revenue Bonds, Series 1998, 5.25%, due 08-01-2017                      NR             Aaa                  941,250

NEW MEXICO -- 2.4%
  1,000,000     Bernalillo County, New Mexico, Gross Receipts Tax Refunding
                Revenue Bonds, Series 1998, 5.25%, due 04-01-2027                      AA             Aa3                  915,000

NEW YORK -- 2.7%
  1,000,000     County of Monroe, New York General Obligation Bonds Public
                Improvement Refunding Bonds-1996, Series A, 6.00%, due 03-01-2019      AA             Aa2                1,032,500

OKLAHOMA -- 2.7%
  1,000,000     Tulsa Industrial Authority Revenue and Refunding Bonds, (The
                University of Tulsa), Series 1996A, 6.00%, due 10-01-2016              AAA            Aaa                1,047,500

PENNSYLVANIA -- 6.9%
  1,700,000     Lewisburg Area School District, Union County, Pennsylvania,
                General Obligation Bonds, Series of 1992, 6.20%,
                Prerefunded 06-01-2002 at 100                                          AAA            Aaa                1,746,750

  1,000,000     Public Auditorium Authority of Pittsburgh and Allegheny County,
                (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
                Bonds, Series of 1999, 5.00%, due 02-01-2017                           AAA            Aaa                  905,000

SOUTH CAROLINA -- 2.3%
  1,000,000     City of Spartanburg, South Carolina, Water System Refunding Revenue
                Bonds, Series 1997, 5.00%, due 06-01-2019                              AAA            Aaa                  892,500

TENNESSEE -- 4.5%
  1,000,000     Harpeth Valley Utilities District of Davidson and Williamson Counties,
                Tennessee, Utilities Improvement Revenue Bonds, Series 1998, 5.05%,
                due 09-01-2020                                                         AAA            Aaa                  882,500

  1,000,000     Knox County, Tennessee General Obligation Public Improvement Bonds,
                Series 1998, 4.75%, due 04-10-2018                                     AA             Aa2                  862,500

TEXAS -- 2.5%
  1,000,000     Brownsville Independent School District (Cameron County, Texas),
                Unlimited Tax School Building Bonds, Series 1999, 5.50%,
                due 08-15-2019                                                         AAA            Aaa                  961,250

VIRGINIA -- 2.7%
  1,000,000     City of Norfolk, Virginia, Water Revenue Bonds, Series 1995,
                5.875%, due 11-01-2020                                                 AAA            Aaa                1,002,500

WISCONSIN -- 7.0%
  1,000,000     School District of Waupun, Dodge and Fond du Lac Counties,
                Wisconsin, General Obligation Refunding Bonds, 4.75%,
                due 04-01-2018                                                         AAA            Aaa                  865,000

  1,000,000     Wisconsin State Transportation Revenue Refunding Bonds,
                Series B, 4.75%, due 07-01-2019                                        NR             Aaa                  846,250

  1,000,000     State of Wisconsin, Clean Water Revenue Bonds, 1999 Series 1,
                5.50%, due 06-01-2018                                                  AA+            Aa2                  972,500

WYOMING -- 2.5%
  1,000,000     The Trustees of the University of Wyoming Facilities Improvement
                and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019        AAA            Aaa                  957,500
                                                                                                                       -----------

Total Municipal Bonds (Cost $39,936,852)                                                                               $37,809,250
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                              GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)

 PRINCIPAL                             INTEREST                       MARKET
  AMOUNT         DESCRIPTION             RATE        MATURITY         VALUE
 ---------       -----------           --------      --------         ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.3%

U.S. GOVERNMENT OBLIGATIONS -- 98.3%
$4,400,000   U.S. Treasury Note         6.375%      01-31-2002     $ 4,376,623
 4,200,000   U.S. Treasury Note         6.500%      02-28-2002       4,185,560
 3,200,000   U.S. Treasury Note         6.000%      08-15-2009       3,124,000
 2,200,000   U.S. Treasury Bond        10.750%      08-15-2005       2,604,250
 2,300,000   U.S. Treasury Note         7.875%      11-15-2004       2,415,000
 2,000,000   U.S. Treasury Bond         7.875%      02-15-2021       2,363,124
 2,300,000   U.S. Treasury Note         7.500%      11-15-2001       2,327,313
 2,000,000   U.S. Treasury Bond         7.250%      05-15-2016       2,186,874
 2,200,000   U.S. Treasury Note         5.750%      04-30-2003       2,149,125
 2,000,000   U.S. Treasury Bond         6.250%      05-15-2030       2,079,374
 2,000,000   U.S. Treasury Note         6.250%      08-15-2023       2,001,250
 2,000,000   U.S. Treasury Note         6.625%      06-30-2001       2,000,000
 1,000,000   U.S. Treasury Bond         9.000%      11-15-2018       1,290,312
                                                                   -----------
Total U.S. Government Obligations (Cost $33,456,640)               $33,102,805
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                             S&P 100 PLUS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)

                                                         NUMBER      MARKET
                                                        OF SHARES     VALUE
                                                        ---------    ------

COMMON STOCKS -- 99.1%

BASIC INDUSTRIES -- 2.1%
          Alcoa Inc.                                     17,270   $  1,120,391
          Allegheny Technologies Inc.                     3,856         93,267
*<F30>    Bethlehem Steel Corporation                     5,690         30,584
          Boise Cascade Corporation                       2,606         84,858
          Champion International                          4,570        300,477
          Dow Chemical Company                           10,410      1,176,330
          Homestake Mining Company                       12,780         76,680
          International Paper Company                    19,900        731,325
          International Flavors &
            Fragrances Inc.                               5,030        173,221
          Weyerhaeuser Company                           11,070        591,553
          DuPont (E.I.) de Nemours
            and Company                                  50,270      2,384,683
                                                                  ------------
                                                                     6,763,369
                                                                  ------------

COMMUNICATION SERVICES -- 3.7%
          AT&T Corp.                                    154,098      7,194,450
          Bell Atlantic Corporation                      74,732      4,427,871
                                                                  ------------
                                                                    11,622,321
                                                                  ------------

CONSUMER CYCLICALS -- 8.6%
          Black & Decker Corporation                      4,060        170,774
          Brunswick Corporation                           3,660         70,226
          Ford Motor Company                             58,800      3,215,625
          General Motors Corporation                     30,670      2,871,479
*<F30>    Harrah's Entertainment, Inc.                    5,840        120,085
          The Home Depot, Inc.                          110,710      6,206,679
*<F30>    Kmart Corporation                              23,860        193,862
          Limited (The), Inc.                             9,689        437,822
          May Department Stores Company                  16,200        445,500
          Sears, Roebuck and Co.                         18,270        669,139
          Tandy Corporation                               8,530        486,210
*<F30>    Toys "R" Us, Inc.                              11,405        173,926
          Wal-Mart Stores, Inc.                         214,200     11,861,325
                                                                  ------------
                                                                    26,922,652
                                                                  ------------

CONSUMER STAPLES -- 7.9%
          Avon Products, Inc.                            11,780        488,870
*<F30>    CBS Corporation                                37,070      2,177,863
          Campbell Soup Company                          19,910        517,660
          Coca-Cola Company                             117,000      5,506,312
          Colgate-Palmolive Company                      27,520      1,572,080
          Walt Disney Company                            99,540      4,311,326
          Heinz (H.J.) Company                           16,960        576,640
          McDonald's Corporation                         63,090      2,405,306
          PepsiCo, Inc.                                  70,890      2,600,777
          Procter & Gamble Company                       60,720      3,620,430
          Ralston Purina Group                           14,730        260,537
          Sara Lee Corporation                           43,670        655,050
                                                                  ------------
                                                                    24,692,851
                                                                  ------------

CAPITAL GOODS -- 9.8%
          The Boeing Company                             41,852      1,661,001
          Fluor Corporation                               2,740         91,961
          General Dynamics Corporation                    9,140        534,690
          General Electric Company                      158,740     24,961,865
          Minnesota Mining &
            Manufacturing Company                        18,690      1,616,685
          Rockwell International Corporation              8,630        339,807
          United Technologies Corporation                23,050      1,433,422
                                                                  ------------
                                                                    30,639,431
                                                                  ------------

ENERGY -- 5.3%
          Baker Hughes Incorporated                      15,090        480,052
          Exxon Mobil Corporation                       166,703     12,950,739
          Halliburton Company                            21,020        928,821
          Occidental Petroleum Corporation               17,370        372,369
          Schlumberger Limited                           25,590      1,959,234
                                                                  ------------
                                                                    16,691,215
                                                                  ------------

FINANCIAL -- 12.3%
          American International Group, Inc.             74,645      8,187,623
          American Express Company                       21,430      3,215,839
          American General Corporation                   11,680        654,080
          Bank One Corporation                           55,394      1,689,517
          Bank of America Corporation                    82,560      4,045,440
          CIGNA Corporation                               8,230        656,343
          Citigroup Inc.                                163,175      9,698,714
          Hartford Financial Services Group              10,150        529,703
          Merrill Lynch & Co., Inc.                      17,770      1,811,429
          Morgan Stanley Dean Witter & Co.               54,640      4,193,620
          U.S. Bancorp                                   35,640        723,938
          Wells Fargo Company                            79,720      3,273,503
                                                                  ------------
                                                                    38,679,749
                                                                  ------------

HEALTH CARE -- 6.4%
          Baxter International Inc.                      13,910        905,889
          Bristol-Myers Squibb Company                   93,480      4,901,858
          Columbia/HCA Healthcare
            Corporation                                  26,810        762,409
          Johnson &Johnson                               67,330      5,554,725
          Mallinckrodt, Inc.                              2,440         65,575
          Merck &Co., Inc.                              112,540      7,821,530
                                                                  ------------
                                                                    20,011,986
                                                                  ------------

TECHNOLOGY -- 41.5%
*<F30>    Amgen, Inc.                                    49,760      2,786,560
*<F30>    Ceridian Corporation                            6,990        151,596
*<F30>    Cisco Systems, Inc.                           331,020     22,948,988
*<F30>    Computer Sciences Corporation                   7,410        604,378
*<F30>    EMC Corporation                                48,300      6,710,681
          Eastman Kodak Company                          15,340        858,081
          Hewlett-Packard Company                        48,750      6,581,250
          Honeywell International Inc.                   38,142      2,135,952
          International Business Machines
            Corporation                                  86,540      9,660,027
          Intel Corporation                             161,580     20,490,364
          Lucent Technologies, Inc.                     153,350      9,536,453
*<F30>    Microsoft Corporation                         250,430     17,467,492
*<F30>    National Semiconductor Corporation              7,620        462,915
          Nortel Networks Corp.                          70,530      7,987,523
*<F30>    Oracle Corporation                            136,714     10,928,575
          Pharmacia Corporation                          60,089      3,000,694
          Polaroid Corporation                            1,520         30,685
          Raytheon Company, Class B Shares               15,950        353,891
          Tektronix, Inc.                                 1,620         93,758
          Texas Instruments Inc.                         39,800      6,482,425
*<F30>    Unisys Corporation                             14,520        336,683
          Xerox Corporation                              31,262        826,489
                                                                  ------------
                                                                   130,435,460
                                                                  ------------

TRANSPORTATION -- 0.5%
          Burlington Northern
            Santa Fe Corporation                         21,530        519,411
          Delta Air Lines, Inc.                           6,190        326,523
*<F30>    FedEx Corporation                              14,120        532,147
          Norfolk Southern Corporation                   18,180        320,423
                                                                  ------------
                                                                     1,698,504
                                                                  ------------

UTILITIES -- 1.0%
          American Electric Power
            Company, Inc.                                 9,040        331,090
          Coastal Corporation                             9,850        494,347
          Entergy Corporation                            11,580        294,566
          Southern Company                               32,090        800,244
          Unicom Corporation                             10,050        399,488
          Williams Companies, Inc.                       20,510        765,279
                                                                  ------------
                                                                     3,085,014
                                                                  ------------

Total Common Stocks
          (Cost $178,335,349)                                      311,242,552
                                                                  ------------

SHORT-TERM INVESTMENTS -- 0.5%
MONEY MARKET
          Firstar Institutional Money
            Market Fund                              $1,583,000      1,583,000
                                                                  ------------
Total Short-Term Investments                                         1,583,000
                                                                  ------------
Total Investments                                                 $312,825,552
                                                                  ------------
                                                                  ------------

FUTURES CONTRACTS -- 0.8%
FUTURES
          S&P 500 Index Futures expiring
            September, 2000                                   7      2,592,625
                                                                  ------------
Total Futures Contracts
            (cost $2,531,431)                                     $  2,592,625
                                                                  ------------
                                                                  ------------

*<F30>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                          DIVIDEND ACHIEVERS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES      MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------     ------

COMMON STOCKS -- 97.8%

COMMUNICATIONS SERVICES -- 6.1%
          SBC Communications, Inc.                       21,600    $   946,350
          Sprint Corporation                             15,000        922,500
          Vodafone AirTouch PLC-ADR                      25,000      1,175,000
                                                                   -----------
                                                                     3,043,850
                                                                   -----------

CONSUMER CYCLICALS -- 8.2%
          The Home Depot, Inc.                           22,500      1,261,406
          McGraw-Hill Companies, Inc.                    17,000        892,500
          Target Corporation                             17,000      1,131,563
          Wal-Mart Stores, Inc.                          15,000        830,625
                                                                   -----------
                                                                     4,116,094
                                                                   -----------

CONSUMER STAPLES -- 8.0%
          Cardinal Health, Inc.                          10,000        550,625
          Kimberly-Clark Corporation                     16,600        963,837
          McDonald's Corporation                         23,200        884,500
          PepsiCo, Inc.                                  25,000        917,188
          Walgreen Co.                                   25,000        703,125
                                                                   -----------
                                                                     4,019,275
                                                                   -----------

CAPITAL GOODS -- 7.7%
          Avery-Dennison Corporation                     20,000      1,312,500
          General Electric Company                       16,000      2,516,000
                                                                   -----------
                                                                     3,828,500
                                                                   -----------

ENERGY -- 4.7%
          Chevron Corporation                            10,000        851,250
          Exxon Mobil Corporation                        19,010      1,476,839
                                                                   -----------
                                                                     2,328,089
                                                                   -----------

FINANCIAL -- 13.2%
          American International Group, Inc.             13,000      1,425,937
          Bank of America Corporation                    22,632      1,108,968
          Chase Manhattan Corporation                    13,000        936,813
          Citigroup Inc.                                 20,000      1,188,750
          Merrill Lynch &Co., Inc.                       10,000      1,019,375
          Wells Fargo Company                            22,000        903,375
                                                                   -----------
                                                                     6,583,218
                                                                   -----------

HEALTH CARE -- 9.0%
          Johnson & Johnson                              19,000      1,567,500
          Merck &Co., Inc.                               24,000      1,668,000
          Pfizer,Inc.                                    30,000      1,263,750
                                                                   -----------
                                                                     4,499,250
                                                                   -----------

TECHNOLOGY -- 36.9%
          Automatic Data Processing, Inc.                15,000        807,188
          Hewlett-Packard Company                        20,000      2,700,000
          Intel Corporation                              21,000      2,663,062
          Linear Technology Corporation                  38,000      2,170,750
          Motorola, Inc.                                  8,000        952,500
          Nokia Corp - ADR                               68,000      3,867,500
          Nortel Networks Corp.                          25,000      2,831,250
          Texas Instruments Inc.                         14,800      2,410,550
                                                                   -----------
                                                                    18,402,800
                                                                   -----------

UTILITIES -- 4.0%
          Enron Corp.                                    15,000      1,045,312
          Williams Companies, Inc.                       25,000        932,813
                                                                   -----------
                                                                     1,978,125
                                                                   -----------
Total Common Stocks
          (Cost $24,806,283)                                        48,799,201
                                                                   -----------

SHORT-TERM INVESTMENTS -- 2.3%

MONEY MARKET
          Firstar Institutional Money
            Market Fund                              $1,132,000      1,132,000
                                                                   -----------
Total Short-Term Investments                                         1,132,000
                                                                   -----------
Total Investments                                                  $49,931,201
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.

  The accompanying notes to financial statements are an integral part of this schedule.

                             SELECT VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)

                                                         NUMBER       MARKET
                                                        OF SHARES     VALUE
                                                        ---------     ------

COMMON STOCKS -- 87.5%

AUTOS & TRANSPORTATION -- 3.2%
*<F31>    CSK Auto Corporation                            7,900     $   82,950
*<F31>    Covenant Transport, Inc., Class A              17,900        236,056
                                                                    ----------
                                                                       319,006
                                                                    ----------

BUSINESS SERVICES -- 1.2%
*<F31>    Interim Services Inc.                           6,600        113,025
                                                                    ----------
                                                                       113,025
                                                                    ----------

CONSUMERS DISCRETIONARY -- 22.9%
          G&K Services, Inc.                              2,200         53,900
*<F31>    Gadzooks, Inc.                                 24,000        529,500
*<F31>    Gildan Activeware, Inc. Class A
            Subordinate Voting Shares                    12,300        422,044
*<F31>    MSC Indust Direct Co.                          11,000        154,000
          Regis Corporation                              12,500        146,094
*<F31>    RemedyTemp, Inc.                               15,900        315,019
          Ruby Tuesday, Inc.                              6,800        142,375
*<F31>    United Stationers                              10,500        350,437
*<F31>    Whitehall Jewellers, Inc.                       8,650        148,672
                                                                    ----------
                                                                     2,262,041
                                                                    ----------

CONSUMER STAPLES -- 4.8%
*<F31>    Brinker International, Inc.                       400         12,750
*<F31>    Del Monte Foods Company                        18,900        167,737
*<F31>    IHOP Corp.                                      6,300        102,375
*<F31>    International Home Foods, Inc.                 13,200        192,225
                                                                    ----------
                                                                       475,087
                                                                    ----------

ENERGY -- 4.5%
*<F31>    Newfield Exploration Company                    7,100        288,438
          Tidewater, Inc.                                 5,100        151,725
                                                                    ----------
                                                                       440,163
                                                                    ----------

FINANCIAL -- 11.7%
          American Capital Strategies, Ltd.               9,500        230,375
          Arthur J. Gallagher & Co.                       5,200        193,700
          CNASurety Corporation                           4,300         63,425
*<F31>    Gabelli Asset Management, Inc.                  9,800        194,775
          Heller Financial, Inc.                         12,000        233,250
          Radian Group Inc.                               4,700        239,406
                                                                    ----------
                                                                     1,154,931
                                                                    ----------

HEALTH CARE -- 9.7%
          Arrow International, Inc.                       7,100        242,287
          Cooper Companies, Inc.                          5,500        184,938
          DENTSPLY International, Inc.                    7,500        217,969
*<F31>    Wesley Jessen VisionCare, Inc.                  7,900        311,062
                                                                    ----------
                                                                       956,256
                                                                    ----------

PRODUCER DURABLES -- 10.6%
          Applied Power, Inc. Class A                     8,600        246,175
          Belden Inc.                                    12,500        371,094
          IDEX Corporation                                1,200         37,500
          Pentair Inc.                                    5,800        221,850
          Snap-on Incorporated                            6,400        169,200
                                                                    ----------
                                                                     1,045,819
                                                                    ----------

TECHNOLOGY -- 18.9%
*<F31>    American Management
            Systems, Incorporated                         2,900        107,300
*<F31>    Arrow Electronics, Inc.                         7,600        332,975
*<F31>    Artesyn Technologies, Inc.                     12,900        312,825
          C&D Technologies, Inc.                          5,900        380,181
*<F31>    CACI International, Inc.                       10,100        236,719
          Cohu, Inc.                                      6,700        255,019
          Primex Technologies, Inc.                       8,300        182,600
*<F31>    ScanSource, Inc.                                1,700         58,650
                                                                    ----------
                                                                     1,866,269
                                                                    ----------
Total Common Stocks
          (cost $6,886,446)                                          8,632,597
                                                                    ----------

SHORT-TERM INVESTMENTS -- 12.6%
DEMAND NOTE -- 11.1%
          American Family Financial
            Services, Inc. Demand Note                 $300,000        300,000
          General Mills Variable
            Demand Note                                 400,000        400,000
          Warner Lambert Daily Demand                   400,000        400,000
                                                                    ----------
                                                                     1,100,000
                                                                    ----------

MONEY MARKET -- 1.5%
          Firstar Institutional Money
            Market Fund                                 148,000        148,000
                                                                    ----------
                                                                       148,000
                                                                    ----------
Total Short-Term Investments                                         1,248,000
                                                                    ----------
Total Investments                                                   $9,880,597
                                                                    ----------
                                                                    ----------

*<F31>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                          PSE TECH 100 INDEX PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)

                                                         NUMBER      MARKET
                                                        OF SHARES     VALUE
                                                        ---------    ------

COMMON STOCKS -- 98.6%

BIOTECHNOLOGY --6.0%
*<F32>    Amgen, Inc.                                    99,600   $  5,577,600
*<F32>    Biogen, Inc.                                   99,600      5,857,725
*<F32>    Chiron Corporation                             99,600      4,506,900
*<F32>    Genentech, Inc.                                99,600     11,653,200
*<F32>    Immunex Corporation                            99,600      3,921,750
          Pharmacia Corporation                          99,600      4,973,775
                                                                  ------------
                                                                    36,490,950
                                                                  ------------

CAD/CAM -- 1.5%
          Autodesk, Inc.                                 99,600      3,822,150
*<F32>    Mentor Graphics Corporation                    99,600      1,307,250
*<F32>    Synopsys, Inc.                                 99,600      4,183,200
                                                                  ------------
                                                                     9,312,600
                                                                  ------------

DATA COMMUNICATIONS -- 15.5%
*<F32>    3Com Corporation                               99,600      3,927,975
*<F32>    Adaptec, Inc.                                  99,600      2,689,200
*<F32>    ADC Telecommunications, Inc.                   99,600      6,050,700
*<F32>    Cabletron Systems, Inc.                        99,600      2,278,350
*<F32>    Cisco Systems, Inc.                            99,600      6,905,079
*<F32>    JDS Uniphase Corporation                       99,600     10,333,500
          Lucent Technologies                            99,600      6,193,875
*<F32>    Newbridge Networks Corporation                 99,600      3,566,925
*<F32>    Nextel Communications, Inc.                    99,600     10,899,975
          Nortel Networks Corporation                    99,600     11,279,700
*<F32>    QUALCOMM Inc.                                  99,600     10,800,375
          Scientific - Atlanta, Inc.                     99,600      6,480,225
*<F32>    Standard Microsystems Corporation              99,600      1,294,800
          Symbol Technologies, Inc.                      99,600      5,552,700
*<F32>    Tellabs, Inc.                                  99,600      5,459,325
                                                                  ------------
                                                                    93,712,704
                                                                  ------------

DATA STORAGE AND PROCESSING -- 1.2%
*<F32>    Quantum Corporation - DLT &
            Storage Systems                              99,600      1,170,300
*<F32>    Seagate Technology, Inc.                       99,600      5,060,925
*<F32>    Storage Technology Corporation                 99,600      1,294,800
                                                                  ------------
                                                                     7,526,025
                                                                  ------------

ELECTRONIC EQUIPMENT -- 4.8%
*<F32>    American Power
            Conversion Corporation                       99,600      3,517,125
          Linear Technologies                            99,600      5,689,650
*<F32>    Maxim Integrated Products, Inc.                99,600      6,455,325
*<F32>    Sensormatic Electronics Corporation            99,600      1,662,075
*<F32>    Solectron Corporation                          99,600      4,662,525
*<F32>    Vitesse Semiconductors                         99,600      6,779,025
                                                                  ------------
                                                                    28,765,725
                                                                  ------------

INFORMATION PROCESSING -- 9.9%
*<F32>    America Online, Inc.                           99,600      5,957,325
          Automatic Data Processing, Inc.                99,600      5,359,725
*<F32>    Ceridian Corporation                           99,600      2,160,075
*<F32>    Computer Sciences Corporation                  99,600      8,123,625
          Comsat Corporation                             99,600      2,433,975
*<F32>    DST System, Inc.                               99,600      7,389,075
          Electronic Data Systems                        99,600      6,847,500
          First Data Corporation                         99,600      4,849,275
*<F32>    SunGard Data Systems, Inc.                     99,600      3,442,425
*<F32>    Yahoo!, Inc.                                   99,600     12,972,900
                                                                  ------------
                                                                    59,535,900
                                                                  ------------

LARGE DIVERSIFIED COMPUTER
  MANUFACTURING -- 2.2%
+<F33>    International Business
            Machines Corporation                         99,600     11,117,850
*<F32>    Unisys Corporation                             99,600      2,309,475
                                                                  ------------
                                                                    13,427,325
                                                                  ------------

MEDICAL TECHNOLOGY -- 5.0%
*<F32>    Acuson Corporation                             99,600      1,226,325
          Biomet, Inc.                                   99,600      3,554,475
*<F32>    Boston Scientific Corporation                  99,600      2,639,400
*<F32>    Coherent, Inc.                                 99,600      5,758,125
*<F32>    Genzyme Corporation                            99,600      4,861,725
          Medtronic, Inc.                                99,600      5,172,975
          Shared Medical Systems Corporation             99,600      4,127,175
*<F32>    St. Jude Medical, Inc.                         99,600      3,106,275
                                                                  ------------
                                                                    30,446,475
                                                                  ------------

MICRO COMPUTER MANUFACTURERS -- 6.6%
*<F32>    Apple Computer, Inc.                           99,600     12,356,625
          Compaq Computer Corporation                    99,600      2,913,300
*<F32>    Dell Computer Corporation                      99,600      4,992,450
*<F32>    Gateway, Inc.                                  99,600      5,502,900
*<F32>    Micron Electronics, Inc.                       99,600      1,064,475
*<F32>    NCR Corporation                                99,600      3,847,050
*<F32>    Sun Microsystems, Inc.                         99,600      9,156,975
                                                                  ------------
                                                                    39,833,775
                                                                  ------------

MINI AND MAINFRAME COMPUTER
  MANUFACTURERS -- 4.6%
*<F32>    EMC Corporation                                99,600     13,838,175
          Hewlett-Packard Company                        99,600     13,446,000
*<F32>    Silicon Graphics, Inc.                         99,600        715,875
                                                                  ------------
                                                                    28,000,050
                                                                  ------------

OFFICE AUTOMATION EQUIPMENT -- 1.0%
          Harris Corporation                             99,600      3,218,325
          Xerox Corporation                              99,600      2,633,175
                                                                  ------------
                                                                     5,851,500
                                                                  ------------

SEMICONDUCTOR CAPITAL EQUIPMENT
  MANUFACTURERS -- 7.3%
*<F32>    Analog Devices, Inc.                           99,600      7,650,525
*<F32>    Applied Materials, Inc.                        99,600     10,140,525
*<F32>    KLA-Tencor Corporation                         99,600      7,457,550
*<F32>    Kulicke &Soffa Industries, Inc.                99,600      7,799,925
*<F32>    Lam Research Corporation                       99,600      4,569,150
*<F32>    Novellus Systems, Inc.                         99,600      6,642,075
                                                                  ------------
                                                                    44,259,750
                                                                  ------------

SEMICONDUCTOR MANUFACTURERS -- 14.6%
*<F32>    Advanced Micro Devices, Inc.                   99,600      8,739,900
*<F32>    Cypress Semiconductor Corporation              99,600      5,172,975
          Intel Corporation                              99,600     12,630,525
*<F32>    LSI Logic Corporation                          99,600      6,225,000
*<F32>    Micron Technology, Inc.                        99,600     13,869,300
          Motorola, Inc.                                 99,600     11,858,625
*<F32>    National Semiconductor Corporation             99,600      6,050,700
          Texas Instruments Inc.                         99,600     16,222,350
*<F32>    Xilinx, Inc.                                   99,600      7,295,700
                                                                  ------------
                                                                    88,065,075
                                                                  ------------

SOFTWARE PRODUCTS -- 12.0%
          Adobe Systems, Inc.                            99,600     12,045,375
*<F32>    BMC Software, Inc.                             99,600      4,662,525
*<F32>    Cadence Design Systems, Inc.                   99,600      1,674,525
          Computer Associates
            International, Inc.                          99,600      5,558,925
*<F32>    Compuware Corp.                                99,600      1,251,225
*<F32>    Informix Corporation                           99,600      1,095,600
*<F32>    Microsoft Corporation                          99,600      6,947,100
*<F32>    Network Associates                             99,600      2,533,575
*<F32>    Novell, Inc.                                   99,600      1,954,650
*<F32>    Oracle Corporation                             99,600      7,961,775
*<F32>    PeopleSoft, Inc.                               99,600      1,388,175
          SAP AG                                         99,600      4,892,850
*<F32>    Siebel Systems, Inc.                           99,600     12,238,350
*<F32>    Sybase, Inc.                                   99,600      2,010,675
*<F32>    Symantec Corporation                           99,600      6,218,775
                                                                  ------------
                                                                    72,434,100
                                                                  ------------

TEST, ANALYSIS, AND INSTRUMENTATION
  EQUIPMENT -- 6.4%
*<F32>    Agilent Technologies, Inc.                     99,600      8,827,050
          Millipore Corporation                          99,600      7,140,075
          PE Biosystems Group                            99,600      5,976,000
          Tektronix, Inc.                                99,600      5,764,350
*<F32>    Teradyne, Inc.                                 99,600     10,956,000
                                                                  ------------
                                                                    38,663,475
                                                                  ------------
Total Common Stocks
  (Cost $454,134,163)                                              596,325,429
                                                                  ------------

SHORT-TERM INVESTMENTS -- 1.1%
MONEY MARKET
          Firstar Institutional Money
            Market Fund                              $9,855,000      6,462,000
                                                                  ------------
Total Short-Term Investments                                         6,462,000
                                                                  ------------
Total Investments                                                 $602,787,429
                                                                  ------------
                                                                  ------------

FUTURES CONTRACTS -- 1.6%
FUTURES
          PSE Technology 100 Index,
            expiring June, 2000                              90      9,855,000
                                                                  ------------
Total Futures Contracts
  (Cost $11,357,969)                                              $  9,855,000
                                                                  ------------
                                                                  ------------

*<F32>  Non-income producing
+<F33>  Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            MANAGED GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)

                                                         NUMBER
                                                        OF SHARES     MARKET
                                                      OR PAR VALUE    VALUE
                                                      ------------    ------

COMMON STOCKS -- 98.6%

BUSINESS SERVICES --18.8%
*<F34>    Acxiom Corporation                             10,140    $   273,780
          Cintas Corporation                              4,790        189,804
          Fastenal Company                                5,620        328,419
*<F34>    Fiserv, Inc.                                   10,200        468,563
*<F34>    Interim Services Inc.                           4,115         70,469
          Omnicom Group Inc.                              4,110        374,267
          Paychex, Inc.                                   8,175        430,209
*<F34>    Zebra Technologies Corporation                  4,100        233,700
                                                                   -----------
                                                                     2,369,211
                                                                   -----------

CONSUMER CYCLICALS -- 13.4%
          Harley-Davidson, Inc.                          11,550        459,834
          The Home Depot, Inc.                            7,560        423,832
*<F34>    Kohl's Corporation                              8,980        431,040
*<F34>    O'Reilly Automotive, Inc.                       9,840        132,840
*<F34>    Starbucks Corporation                           7,840        237,037
                                                                   -----------
                                                                     1,684,583
                                                                   -----------

CONSUMER STAPLES -- 2.2%
          Walgreen Co.                                    9,800        275,625
                                                                   -----------
                                                                       275,625
                                                                   -----------

CONSUMER NONDURABLES -- 1.9%
          Valspar Corporation                             6,450        232,200
                                                                   -----------
                                                                       232,200
                                                                   -----------

CONSUMER SERVICE -- 5.8%
*<F34>    Catalina Marketing Corporation                  3,100        313,875
*<F34>    Scholastic Corporation                          5,300        247,444
          Tribune Company                                 4,200        163,275
                                                                   -----------
                                                                       724,594
                                                                   -----------

EDUCATION -- 2.2%
*<F34>    DeVry, Inc.                                    11,650        277,416
                                                                   -----------
                                                                       277,416
                                                                   -----------

FINANCIAL -- 5.9%
*<F34>    Concord EFS, Inc.                              12,960        289,980
          Fifth Third Bancorp                             4,080        257,550
          Marshall & Ilsley Corporation                   4,140        192,251
                                                                   -----------
                                                                       739,781
                                                                   -----------

HEALTH CARE -- 10.5%
*<F34>    Biogen, Inc.                                    2,440        143,503
          Cardinal Health, Inc.                           3,300        181,706
*<F34>    Guidant Corporation                             3,300        189,337
*<F34>    MedImmune, Inc.                                 1,000        159,938
*<F34>    MiniMed Inc.                                    2,300        282,756
*<F34>    Patterson Dental Company                        7,620        366,712
                                                                   -----------
                                                                     1,323,952
                                                                   -----------

PRODUCER DURABLES -- 0.9%
*<F34>    Dionex Corporation                              3,210        116,764
                                                                   -----------
                                                                       116,764
                                                                   -----------

TECHNOLOGY -- 32.7%
*<F34>    Cisco Systems, Inc.                             8,430        584,436
*<F34>    Citrix Systems, Inc.                            7,800        476,288
*<F34>    Comverse Technology, Inc.                       7,040        627,880
*<F34>    Diamond Technology Partners
            Incorporated                                  2,800        221,550
*<F34>    Electronic Arts Inc.                            4,150        251,075
          Intel Corporation                               3,850        488,228
*<F34>    Keane, Inc.                                     3,510        101,351
          Linear Technology Corporation                   8,200        468,425
*<F34>    Microsoft Corporation                           1,260         87,885
*<F34>    QUALCOMM Incorporated                           1,725        187,055
*<F34>    Sanmina Corporation                             4,100        246,256
*<F34>    SunGard Data Systems, Inc.                     10,615        366,881
                                                                   -----------
                                                                     4,107,310
                                                                   -----------

TRANSPORTATION -- 5.3%
          Expeditors International
            of Washington, Inc.                           8,700        371,925
          Southwest Airlines Co.                         13,737        297,921
                                                                   -----------
                                                                       669,846
                                                                   -----------
Total Common Stocks
          (Cost $10,474,254)                                        12,521,282
                                                                   -----------

SHORT-TERM INVESTMENTS -- 1.7%
MONEY MARKET
          Firstar Institutional Money
            Market Fund                                $212,000        212,000
                                                                   -----------
Total Short-Term Investments                                           212,000
                                                                   -----------
Total Investments                                                  $12,733,282
                                                                   -----------
                                                                   -----------

*<F34>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISORS
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

   Ziegler Asset Management, Inc.
   (Sub-Advisor to S&P 100 Plus, Dividend Achievers,
   PSE Tech 100 Index and Select Value Portfolios)
   215 North Main Street
   West Bend, Wisconsin 53095

   Geneva Capital Management, Ltd.
   (Sub-Advisor to Managed Growth Portfolio)
   250 East Wisconsin Avenue
   Suite 1050
   Milwaukee, Wisconsin 53202

DISTRIBUTOR AND ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
   PFPC Global Fund Services
   P.O. Box 60504
   King of Prussia, Pennsylvania 19406

CUSTODIAN
   Firstar Trust Company
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

"Standard & Poor's," "S&P 100," "Standard & Poor's 100," and "S&P" are trademarks of McGraw-Hill, Inc. and PSE is the service mark of the Pacific Exchange Incorporated. These marks have been licensed for use by B.C. Ziegler and Company.

This report was prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP344-6/00